LEASE AGREEMENT

         THIS LEASE AGREEMENT ("Lease"), made as of the ______ day of May, 1999, by and between Treetops of Jacksonville, L.C., whose address is 2700 N.W. 43rd Street, Suite D, Gainesville, Florida 32606 ("Lessor"), and Universal Beverages, Inc., whose address is 7563 Philips Highway, The Treetops Park, Waterside Building, Suite ____, Jacksonville, Florida 32256 ("Lessee").

                                   WITNESSETH

         The Lessor hereby leases and rents unto the Lessee and the Lessee hereby hires and takes from the Lessor the following described property ("Leased Premises"), to wit:

         Space designated as Suite comprising approximately 2,000 square feet, as shown on Exhibit A attached hereto to be improved pursuant to the office layout plan as shown in Exhibit B and made a part hereof, located at 7563 Philips Highway, Waterside Building, Suite 110, Jacksonville, Florida 32256, such building and any other building forming a part of the office complex and related facilities owned by the Lessor being herein referred to as the "Project" located in the County of Duval, State of Florida.

         1.       TERM:
                  -----

         Lessee to have and to hold above described premises for a term of 12 months, commencing 6/1/99, and ending on 5/31/00, on the terms and conditions set forth herein.

         2.       RENTS:
                  ------

         (a) Base Rent. Lessee hereby covenants and agrees to pay as monthly base rent:

     Rental             Monthly             Sales Tax
     Period             Base Rent           at 6.5%                   Total
     ------             ---------           -------                   -----
     6/l/99-5/31/00     $2,41667            $157.08                   $2,573,75

in lawful United States currency, together with any and all sales use taxes levied upon the use and occupancy of the Leased Premises in advance and beginning on the commencement date of this Lease and on the first day of each and every month thereafter throughout the term of this Lease as follows, Rent shall be paid to Lessor without set off or deduction. In order to defray the additional expenses involved in collecting and handling delinquent payments, Lessee shall pay on demand in addition to any rent due hereunder a later charge equal to the lesser of 10% of the base monthly rent or One Hundred Fifty Dollars and no/100 ($150.00) when any installment of rent is past due more than ten (10) days after the due date thereof Lessee acknowledges that this charge is made to compensate Lessor for additional costs incurred by Lessor as a result of Lessee's failure to pay when due, and is not a payment for the extension of the rent due date. Failure of Lessor to insist upon the payment of the late charge, isolated or repeated, shall not be deemed a waiver of Lessor's fights to collect such charge for any future delinquencies.

         If Lessee's possession commences on other than the first day of the month, Lessee shall occupy the Leased Premises under the terms and provisions of this Lease and for the pro rata portion of said month rent shall be paid and the term of this Lease shall commence on the first day of the month following that in which possession is given.

         (b) Operating Expense. It is understood and agreed that the Base Rent specified herein does not anticipate any increase in the operating expenses of the Property. Therefore, Lessee shall pay in Additional Rent the anticipated pro rate share of any increases in operating expenses (as hereinafter defined) in excess of an amount equal to $5.46 per square foot of the Lease Premises per annum, An operating expense budget shall be submitted to Lessee by December 31 (or reasonable time thereafter), of each lease year, outlining Lessor's anticipated operating expenses for the Project during the next calendar year and Lessee's pro rata share of these operating expenses. Commencing with January's rent payment date and until further notice from the Lessor of any adjustment, Lessee shall remit as Additional Rent one-twelfth (1/12) of the anticipated increases in operating expenses to the scheduled Base Rent. Lessee's share of said increases shall be equal to that proportion of the total building area of the Project which the Lewd Premises represents, and is agreed to be 8.33 percent of such increase in Lessee's anticipated pro rata share for the first and lag lease years shall be prorated based on the number of days of those lease years coinciding with the calendar year budget then in effect.

         (c) Definition of Base Year. For the purpose of ascertaining the amount of increase in operating expenses in any subsequent year, the term "base year" shall mean the calendar year of 1997. In the event the Project has not been in full operation during the entire base year, the operating expenses incurred during the months of operating within the base year shall be annualized as to arrive at an equivalent total annual operating expense amount for said base year and that annualized amount shall be used for the purposes of ascertaining future increases in operating expenses during subsequent calendar years.

         (d) Definition of Operating Expenses. The term "operating expenses" shall be deemed to include, but not limited to, the following costs incurred in the normal operating, preventive and corrective maintenance and repair of office complex and any parking lot, landscaping, and other common areas used in conjunction therewith, whether paid to employees of Lessor or to independent suppliers or contractors engaged by Lessor; wages and salaries, taxes imposed in respect to wages and salaries (including social security, unemployment insurance and disability insurance), fringe benefits, and worker's compensation insurance with respect to such wages and salaries, full costs and fees, expenses and charges such as management fees, janitorial services, security guards, garage cleaning, window washing, rubbish removal, elevator preventive and corrective maintenance, air conditioning maintenance, water treatment, filter replacement, inspection and maintenance of turbine equipment, pump and piping, supply and cleaning of uniforms and work clothes, cost of utilities, including electricity and gas consumed in the operating and maintenance of the Project, water charges, sewer charges, pressure vessels, sprinkler leakage, water damage, water damage legal liability, public liability and property damage, accidental breakdown or malfunction of machinery, air conditioning systems and heating systems and electrical fixtures and apparatus, pest control service, building supplies, insurance premiums, real estate taxes, including any special assessments levied against the property, interior and exterior building preventive and corrective maintenance, grounds parking lot or garage preventive and corrective maintenance, repair and general maintenance not of a capital nature; and the cost of all supplies and taxes improved in any one or more of the foregoing.

         The operating expenses shall not include the cost of any repairs or replacements which, by sound accounting practices, should be capitalized. In this connection, the decision of Lessor's accountants shall be final,

         (e) Statement and Payment of Expenses. On or before March 31 (or within a reasonable time thereafter), following the base year and each year thereafter during the term of the Lease and the month in which the Lease terminates, Lessor shall deliver to Lessee a statement setting forth the amount of operating expenses paid or incurred by Lessor, directly or indirectly, ensuring the immediately preceding calendar year and in the case of the month of termination based upon an annualization of such expenses incurred through the month preceding the month of termination and, except in the statements for the base year, comparable to figures for the base year. Said statement shall delineate Lessee's actual pro rata share of the demonstrated increases in operating expenses for said preceding calendar year or annualized period in relation to the base year. Within thirty (30) days after delivery of said statement, other than the statement immediately following the base year, Lessee shall pay to Lessor as Additional Rent Lessee's share of such increases in operating expenses not previously collected. If the term of this Lease Agreement begins after January 1 or ends prior to December 31, Lessee's share of the increases in operating expenses shown on the statement delivered at the end of such year shall be reduced proportionately and paid as aforesaid. In the event Lessee's share of such increases in operating expenses is less than the amount previously anticipated and collected by Lessor, Lessee's share of anticipated increases in operating expenses scheduled for the calendar year shall be reduced proportionately or in the event the Lease Agreement has terminated, any excess shall be applied to sums owed to Lessor, and if none, then shall be remitted to Lessee, Tenant will not be required to pay overage expenses in 1997. Disclosure of this confidential information by Tenant to existing or prospective tenants will result in penalty payment of 2 x waived amount.

         3.       USE AND POSSESSION:
                  -------------------

         (a) Use. It is understood that the Leased Premises are to be used for general office purposes and for no other use without prior written consent of Lessor.

         (b) Possession. The Lessor agrees to have the Leased Premises completed and ready for possession on or before the above commencement date bating strikes, insurrection, Acts of God and other casualties or unforeseen events beyond the control of the Lessor. If Lessor is unable to give possession of the Lease Premises on the date of the commencement of the initial term of the Lease Agreement by reason of the holding overt of any prior Lessee or Lessees, incomplete construction, or for any other reason, unless the same shall result from causes attributable to the Lessee, an abatement or diminution of the rent to be paid hereunder, for the period of time Lessor is unable to give possession, shall be allowed Lessee and the term of the Lease shall be wended beyond the agreed expiration date by the number of days possession was delayed and said abatement of rent shall be the full extent of Lessor's liability to Lessee for any loss or damage to Lessee on account of said delay in obtaining possession of the Leased Premises. If the Leased Premises have not been tendered ninety days after the scheduled commencement date, Lessee shall have the right to terminate this Lease after fifteen days written notice to the Lessor,

         (c) Expiration of Term. The Lessee, at the expiration to the term, shall deliver up the Leased Premises in good repair and condition, damaged beyond the control of the Lessee, reasonable use, ordinary decay, wear and tear expected. The Lessee further agrees to provide and use carpet mats for all desk areas in order to prevent the unnecessary wear and tear on the carpeted area.

         4.       ACCEPTANCE OF PREMISES:
                  -----------------------

         Lessee acknowledges that it has fully inspected and accepts the Leased Premises in its present condition and "as is," or, in the event the Leased Premises is yet to be constructed, that it has reviewed the drawings and specifications for said construction and will accept the Leased Premises when it is constructed substantially in accordance with said drawings and specifications, and in either event, that the Leased Premises is suitable for the use specified herein. Upon Lessee accepting possession of the Leases Premises, it shall execute and deliver to Lessor a certificate of occupancy in a form reasonably acceptable to Lessor certifying that it accepts the Leased Premises in its then "as is" condition and stating the date upon which occupancy and the term has commenced, otherwise, Lessee shall be deemed to have accepted the Leased Premises in its then "as is" condition and the term shall be deemed to have commenced on the date specified in Paragraph 1 hereof

         5.       SALES AND USE TAX:
                  ------------------

         Any sales, use or the tax, excluding State and/or Federal Income Taxes, now or hereafter imposed by the United States of America, the State, or any political subdivision thereof, shall be paid monthly or annually as required as Additional Rent by the Lessee notwithstanding the fact that such statute, ordinance or enactment imposing the same may endeavor to impose the tax on the Lessor, and Lessee's Base Rent shall be increased by an amount sufficient to pay any such tax or taxes. The sale or use of tax now imposed in the State of Florida is 6.5%,

         6.       NOTICES:
                  --------

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

         For purpose of notice or demand, the respective parties shall be served by certified or registered mail, addressed to the Lessee at its home office address, it stated herein, or addressed to the Lessor as shown on Page One hereof with a copy addressed to Weaver Realty, 7400 Baymeadows Way, Suite 100, Jacksonville, Florida 32256, telephone (904)733-0039, FAX (904)733-0232.
Lessee's home office address is 7563 Philips Highway, Suite 110, Jacksonville, Florida 32256.

         7.       ORDINANCES AND REGULATIONS:
                  ---------------------------

         The Lessee hereby covenants and agrees to comply with all the rules and regulations of the Board of Fire Underwriters, Officers or Board of the City, County or State having jurisdiction over the Leased Premises, and with all ordinances and regulations or governmental authorities wherein the Leased Premises are located, at Lessee's sole cost and expense, but only insofar as any of such rules, ordinances and regulations pertain to the manner in which the Lessee shall use the Leased Premises, the obligation to comply in every other case, and also all cases where such rules, regulations and ordinances require repairs, alterations, changes or additions to the Project (including the Leased Premises) or building equipment, or any part of either, are hereby expressly assumed by Lessor, and Lessor covenants and agrees promptly and duly to comply with all such rules, regulations and ordinances, with which Lessee has not herein expressly agreed to comply. Said Leased Premises shall not be used for any unlawful purposes nor shall it be used so as to constitute a nuisance.

         8.       SIGNS:
                  ------

         The Lessee will not place any signs or other advertising matter or material on the exterior or on the interior where they can be seen from the exterior, of any of the Leased Premises without the written consent of the Lessor, and any lettering or signs placed on a portion of said building shall be for directional purposes only and at Lessee's expense, and such signs shall be approved in writing by Lessor, at Lessor's sole discretion.

         9.       UTILITIES AND SERVICES:
                  -----------------------

         (a) Utilities. So long as Lessee is not in default under any of the covenants of this Lease Agreement, Lessor shall furnish and maintain (a) heat and air conditioning, Monday through Friday, during normal business hours (7:00 a.m. to 6:00 p.m.) and at such other times as Lessor in its sole discretion deems necessary for normal office occupancy and for the comfort of Lessees and occupants of the Property, (b) in common areas, water for drinking fountain and toilet and lavatory purposes only, (c) janitorial services, (d) flourescent ceiling lighting fixtures which will make available to Lessee light at desk level similar to that furnished other Lessees in the Property; and (e) electricity for light and ordinary office purposes.

         (b) Use by Lessee. Lessee agrees to exercise due care and prudence in the use of utilities at all times, and to comply with all Federal, State, and local guidelines concerning same. In the event Lessor incurs electrical costs resulting from Lessee's use of the Leased Premises during periods other than normal business hours, Lessee agrees to reimburse Lessor for that portion of the costs which are attributable to the additional use Lessor shall submit to Lessee a statement itemizing the additional use and the cost thereof, and Lessee shall pay such sums to Lessor with the next due rental payment. Lessor in furnishing the foregoing services does not contemplate occupancy involving extraordinary consumption of electricity or generation of heat affecting temperatures otherwise normally maintained by the air conditioning system, Lessor reserves the right to discontinue temporally any of the aforesaid services where necessary by reason of accident, need for repairs, strikes, labor disputes, or the necessity for alterations or improvements requested by Lessee or causes beyond Lessor's control, Lessor shall be liable for damages for such discontinuance and there shall be no abatement or reduction in rent unless Lessor fails to take prompt action to restore such services.

         (c) Excess Use of Utilities. If Lessee shall require water in the Leased Premises or electrical current in excess of that usually furnished or supplied to the Leased Promises when used as general office space, including but without limitation thereto, electrical heating or refrigeration equipment, electronic data processing machines, punch card machines, machines or equipment using cur-rent in excess of 110 volts or which will in any way increase the amount of water or electricity usually furnished, Lessee will procure prior written approval from Lessor and make arrangements to pay periodically for the additional direct expenses involved, including any installing costs thereof Further, use of utilities including H.V.A.C. during hours other than "normal business hours" as described herein will result in additional charges. Lessee agrees to reimburse Lessor immediately following the rendering of a bill to Lessee for any such charges incurred.

         10.      ALTERATIONS:
                  ------------

         Lessee shall maintain Leased Premises and every part thereof in good repair and condition, damage thereto by fire, windstorm, Acts of God, or the elements excepted. Lessee shall not make or suffer to be made any alterations, additions, or improvements to or of the Leased Premises or any part thereof without prior written consent of Lessor. In the event Lessor consents to the proposed alterations, additions or improvements, the same shall be at the Lessee's cost and expense and Lessee shall hold the Lessor harmless on account of the cost thereof. Any such alterations shall be made at such times and in such mariner as not to unreasonably interfere with the occupation, use and enjoyment of the remainder of the building by the other tenants thereof If required by Lessor, such alterations shall be removed by Lessee upon the expiration or sooner termination of the term of this Lease and Lessee shall repair damage to the premises caused by such removal, all at Lessee's cost and expense, Lessee shall be liable for injuries sustained during the installation, existence or removal of same.

         Lessee agrees not to suffer or permit any lien of any mechanic or materialman to be placed or filed against the Project or the Leased Premises. in case any such lien shall be filed, Lessee shall immediately satisfy and release such hen of record. If Lessee shall fail to have such lien immediately satisfied and released of record, Lessor may, on behalf of Lessee, without being responsible for making any investigation as to the validity thereof, pay the amount of said lien and Lessee shall promptly reimburse Lessor therefor. Lessee has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Lessee, operation of law or otherwise, to attach or to be placed upon Lessor's title or interest in the Property, and any and all liens and encumbrances created by Lessee shall be attached to Lessee's leasehold interest only.

         11.      QUIET ENJOYMENT:
                  ----------------

         The Lessor covenants and agrees that Lessee, on paying said rent and performing the covenants herein, shall and may peaceably and quietly hold and enjoy the said Leased Premises for the term aforesaid.

         12.      LESSOR'S RIGHT TO INSPECT AND ENTER:
                  ------------------------------------

         The Lessor shall have the right, at reasonable times during the term of this Lease, to enter the Leased Premises for the purpose of examining or inspecting same and of making such repairs or alterations therein as the Lessor shall deem necessary, and may, at any time within six (6) months immediately proceeding the expiration of the specified term, show the Leased Premises to others for the purpose of rental and may affix to suitable pans of the Leased Premises a notice of Landlord's intention to lease or sell the Leased Premises.

         13.      FIRE OR CASUALTY:
                  -----------------

         If the Leased Premises are damaged by fire or other casualty, Lessor will promptly repair the damage and restore the Leased Premises to their condition immediately prior to the occurrence of the casualty, but only to the extent possible within the limitation of the available insurance Proceeds. If the reasonable time for completing any such restoration or repair is ninety (90) days or longer, either party shall have the option to terminate this Lease Agreement by giving notice of termination to the other party, That notice shall be given within fifteen (15) days after the date of the casualty. If the damage or destruction to the Leased Premises occurs within six (6) months of the expiration of the then existing term of the Lease or if the damage or destruction to the Leased Premises is so substantial that it has effectively destroyed the Leased Premises totally, Lessor may, at its sole option, terminate the Lease by giving written notice to Lessee within fifteen (15) days after the date of the casualty. if the Leased Premises are damaged by fire or other casualty, the rent shall abate until the Leased Premises are restored or until the Lease is terminated in accordance with this paragraph. The abatement shall be in proportion to the impairment of the use that Lessee can reasonably make of the Leased Premises, The Lessor shall not be liable for any inconvenience or interruption of the business of the Lessee occasioned by fire or other casualty.

         14.      CONDEMNATION:
                  -------------

         If any part of the Leased Premises is taken by eminent domain, Lessor may, at its sole option, terminate the Lease by giving written notice to Lessee within forty-five (45) days after the taking, or if by reason of any such taking, Lessee's operation on the Leased Premises is materially impaired,

Lessee shall have the option to terminate this Lease Agreement, by giving written notice to Lessor within forty-five (45) days after the taking, and the rent will be adjusted as of the date of the notice, If the Leased Promises are damaged or if access to the Leased Premises is impaired by reason of such taking and neither Lessor nor Lessee elects to terminate this Lease Agreement, Lessor will promptly rebuild or repair the damage to the extent possible within the imitations of the available condemnation awards. All condemnation awards belong to Lessor, except that specifically awarded to Lessee for its separate property and fixtures.

         15.      ASSIGNMENT AND SUBLEASE:
                  ------------------------

         Lessee shall not mortgage this Lease Agreement or sublet the Leased Premises without the prior written consent of Lessor, which consent shall be at Lessor's sole discretion. No assignment shall relieve Lessee of its obligations under this Lease Agreement.

         Upon subletting of premises as outlined above, Lessor shall be entitled to any excess rents paid under a sublease arrangement over and above the rents applicable or time of sublease agreement.

         Lessee may, without Lessor's approval, sublet said premises to any parent firm of Lessee, affiliated firm or subsidiary company. Lessee shall notify Lessor of said sublease.

         16.      HOLDOVER:
                  ---------

         Any holding over by the Lessee after the expiration date of this lease shall be construed as a Tenancy of Sufferance, unless such occupancy is with the written consent of the Lessor, in which event the Lessee will be a tenant from month to month, upon the same terms and conditions of this Lease, at a rental rate equal to 125% of the rent payable for the last month of the lease term or any renewal or extension thereof, Acceptance by the Lessor of rent after such termination shall not constitute a renewal.

         17.      SUBORDINATION:
                  --------------

         This Lease shall be subject and subordinated at all times to the terms of any ground or underlying leases which now exist or may hereafter be executed affecting the Leased Premises under which Lessor shall claim, and to the liens of any mortgages or deeds of trust in any amount or amounts whatsoever now existing or hereafter encumbering the Leased Premises, without the necessity of having further instruments executed by the Lessee to effect such subordination. Notwithstanding the foregoing, Lessee covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be requested by Lessor and if Lessee shall fail to do so within seven (7) days of the Lessor's request, Lessor is hereby granted an irrevocable power of attorney to execute such instruments in the name of Lessee as the act and deed of Lessee, and this authorization is hereby declared to be coupled with an interest and not revocable.

In the event of termination for any reason whatsoever of any underlying Lessor and shall attorn to such underlying Lessor at his request or at the option of any first mortgagee or deed or trust holder. So long as the Lessee hereunder shall pay the rest reserved and comply with, abide by and discharge the terms, conditions, covenants, and obligations on its part, to be kept and performed hereunder and shall attorn to the successor in title notwithstanding the foregoing, the peaceable possession of the Lessee in and to the Leased Premises for the term of this Lease, shall not be distributed, in the event of the foreclosure of any such mortgage or deed or trust, by the purchaser at such foreclosure sale or such purchaser's successor in title.

         18.      INDEMNITY AND INSURANCE:
                  ------------------------

         (a) Indemnity. Lessee will save Lessor harmless and indemnify Lessor from and against any and all claims, actions, damages, liability and expenses in connection with loss of life, personal injury or loss or damage of whatever nature including property damage (1) caused by or resulting from, or claimed to have been caused by or to have resulted from, wholly or in part, any act, omission or negligence of Lessee or anyone claiming under Lessee, including but without limitation, subtenants, concessionaires, agents, employees, servants and contractors of Lessee or its subtenants or concessionaires), no matter where occurring, or (2) occurring in, upon, or at the demised premises, no matter how caused or (3) arising out of the occupancy or use by the Tenant of the demised premises or any part thereof, This indemnity and hold harmless agreement shall include indemnity against all costs, expenses, and liabilities incurred in connection with any such injury, loss or damage or any such claim in connection with such injury, loss or damage or any such claim, or any he proceeding brought thereon or the defense thereof. If Lessee or anyone claiming under Lessee or the whole or any part of the property of Lessee shall be injured, lost or damaged by theft, fire, water or steam or in any other way or manner whether similar or dissimilar to the foregoing, no part of said injury, loss or damage is to be borne by the Lessor or its agents. Lessee agrees that Lessor shall not be liable to Lessee or anyone claiming under Lessee for injury, loss, or damage that may be caused by or result from the act, omission, default or negligence of any persons occupying adjoining premises or any other part of the Building or the property. In case the Lessor shall without fault on its part, be made a party to any litigation commenced by or against Lessee, the Lessee shall protect and hold Lessor harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Lessor in connection with such litigation, Lessee shall also pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Lessor in enforcing the covenants and agreements in this Lease.

         (b) Insurance. Lessee will maintain public liability insurance with respect to the Leased Premises, naming Lessor and Lessee as insured, with a combined single limit of not less than One Million Dollars (S 1,000,000) on an occurrence basis with respect to both bodily injury and property damage. Lessee shall deliver to Lessor a certificate of insurance at lease fifteen (15) days prior to the commencement of the term of this Lease and a renewal Certificate at lease fifteen (15) days prior to the expiration of the Certificate it renews. Said Certificates must provide for thirty (30) days notice to Lessor in event of material change or cancellation, Lessee also agrees to maintain during the term hereof, broad form coverage on Lessee's personal business property and improvements and betterments.

         (c) Waiver of Subornation. Neither party shall be liable to the other for loss or damage, caused by fire or any other peril insured against under standard extended coverage insurance even though the loss of or damage is caused by the party's negligence. Each insurance policy carried by Lessor and Lessee in accordance with this paragraph shall contain a provision by which the insurance company shall waive all right of recovery by subrogation against the other party for loss or damage to the insured property.

         19.      CONSTRUCTION OF LANGUAGE:
                  -------------------------

         Words of any gender used in this Lease shall be held to include any other gender, and words in the singular number shall be hold to include the plural when the sense requires, The paragraph headings and titles are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

         20.      DEFAULT:
                  --------

         (a) Events of Default. The happening of any one or more of the following listed events shall constitute a breach of the Lease Agreement on the part of Lessee:

                  (1) The failure of Lessee to pay any rent payable under this Lease Agreement on the due date thereof,

                  (2) The failure of Lessee to fully and properly perform any act required of it in the performance of this Lease, or otherwise to comply with any term or provision hereof,

                  (3) The filing by or on behalf of Lessee of any petition pleading to declare Lessee as bankrupt or the adjudication in bankruptcy of Lessee under any bankruptcy law or act,

                  (4) The appointment by any court or under any law of a receiver trustee or other custodian of the property, assets, or business of Lessee,

                  (5) The assignment by Lessee of all or any part of its property or assets for the benefit of its creditors, or

                  (6) The levy, execution, attachment, or other taking of property, assets or of the leasehold interest of Lessee by process of law or otherwise in satisfaction of any judgement, debt or claim or the abandonment of the Leased Premises by the Lessee

         (b) Remedies. Upon the happening of any event of default, Lessor, if it shall so elect, may elect to pursue any remedy allowed by applicable law, including but not limited to either (a) collect cash installment of rental when the same matures; (b) accelerate and collect rents for the remainder of the terms of this Lease; or (c) enter the Leased Premises without process of law and terminate Lessee's possession without being liable for any prosecution therefor, and re-lease the Leased Premises to any person, firm, or corporation, and upon such terms and conditions as Lessor may deem advisable, as agent of Lessee or otherwise, for whatever rent it can obtain. Lessee shall remain liable for the rent reserved herein, and all other obligations hereunder. Lessor shall apply the proceeds of such re-leasing (i) first to the payment of expenses that Lessor may incur in the entering and re-leasing, and (ii) then to the payment of rent due by Lessee and the fulfillment of Lessee's covenants and obligations hereunder- In the caw of any deficiency, Lessee shall remain liable, Lessee hereby waives service of any demand for the payment of rent, or notice to terminate or demand for possession of the Leased Premises, including any and all other forms of demand and notice described by law.

         (c) Attorneys' Fees and Costs. Lessee agrees to pay reasonable attorneys' fees and all costs if it becomes necessary for the Lessor to employ an attorney or other agent to collect any of the rent or enforce any of the provisions of this Lease, whether or not suit be brought, and including such fees and costs on appeal. Lessee expressly waives all exemptions secured to Lessee under the laws of the State of Florida, or any state of the United States as against the collection of any debt hereby secured or incurred.

         (d) Additional Security. As additional security for the performance of the Lessee's obligations hereunder, Lessee hereby pledges and assigns to Lessor all the furniture, fixtures, goods inventory, stock and chattels of Lessee which are now or may hereafter be brought or put in the Leased Premises, and further grants to Lessor a security interest therein under the Uniform Commercial Code. Upon the request of Lessor, Lessee hereby agrees to execute and deliver to Lessor all financing statements which Lessor may reasonably request,

         (e) No Waiver by Lessor. Nothing herein contained shall be deemed to be a waiver by Lessor of its statutory lien to rent, and the remedies, rights, and privileges of Lessor in the case of default of Lessee as set forth above shall not be exclusive and in addition thereto Lessor may also exercise and enforce all its rights at law or in equity which it may otherwise have as a result of Lessee's default hereunder. Lessor is herein specifically granted all of the rights or a secured creditor under the Uniform Commercial Code with respect to the property in which Lessor has been granted a security interest by Lessee.

         21.      NOTICE OF TERMINATION NOT REQUIRED:
                  -----------------------------------

         Notwithstanding any provision of law or any judicial decision to the contrary, no notice shall be required to terminate the term of this Lease Agreement, or extension hereof, on the date herein specified, and the term hereof shall expire on the date herein provided without notice being required from either party.

         22.      SUCCESSORS AND ASSIGNS:
                  -----------------------

         This Lease shall bind and inure to the benefit of the successors, heirs, and assigns of the parties hereto.

         23.      SECURITY DEPOSIT:
                  -----------------

         The Lessee, concurrently with the execution of this Lease, has deposited with the Lessor the sum of $2,350 in April, 1996, which sum shall be retained by the Lessor as security for the payment by the Lessee of the rent herein agreed to be paid and for the faithful performance of the covenants of this Lease. If at any time the Lessee shall be in default in any of the provisions of this Lease, the Lessor shall have the right to apply said deposit, or so much thereof as may be necessary in payment of any rent in default as aforesaid and/or in payment of any expense incurred by the Lessor in and about the curing of any default by said Lessee, and/or in payment of any damages incurred by the Lessor, at the Lessor's option, the same may be retained by the Lessor in liquidation of part of the damages suffered by the Lessor by reason of default of the Lessee, In the event that said deposit shall not be utilized for any such purpose, then such deposit shall be applied to the rent last due for the term of this Lease. Lessor shall be entitled to deposit, apply or otherwise utilize Lessee's security deposit Lessor shall deem appropriate. In no event shall Lessee be entitled to interest on said deposit, except to the extent required by applicable law.

         24.      RELATIONSHIP OF THE PARTIES:
                  ----------------------------

         Nothing herein contained shall be deemed or constituted as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto; it being understood and agreed that neither the method of computing rent nor a provision contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties other than that of Lessor to Lessee.

         25.      ENTIRE AGREEMENT:
                  -----------------

         It is agreed between the parties that neither Lessor nor Lessee nor any of their agents have made any statement, promises, or agreements verbally or in writing in conflict with the terms of this Lease Agreement. Any and all representations by either of the parties or their agents made during negotiations prior to the execution of this Lease Agreement and which representations are not contained in the provisions hereof shall not be binding upon either of the parties hereto. It is further agreed that this Lease Agreement contains the entire agreement between the parties, and no rights are to be conferred upon either party until this Lease Agreement has been executed by Lessee and Lessor.

         26.      MODIFICATION:
                  -------------

         No modification, alteration or amendment to this Lease Agreement shall be binding unless in writing and executed by the parties hereto, their heirs, successors or assigns.

         27.      BROKER'S COMMISSION:
                  --------------------

         Lessee covenants, represents and warrants that Lessee has had no dealings or negotiations with any Broker, or Agent other than Investec Services, Inc., in connection with the consummation of this Lease, and Lessee covenants and agrees to pay, hold harmless and indemnify Lessor from and against any and all costs, expenses (including reasonable attorney's fees before trial, at trial, and on appeal) or liability for any compensation, commissions, or charges claimed by any broker or agent, other than the Brokers set forth in this paragraph with respect to this Lease or the negotiation thereof.

         28.      PROVISIONS SEVERABLE:
                  ---------------------

         If any term or provision of this Lease Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease Agreement or the application if such term or provision to person or circumstances other than those to which it is held invalid or enforceable shall not be affected thereby and each term and provision of this Lease Agreement shall he valid and enforced to the fullest extent permitted by law.

         29.      NO RECORDING:
                  -------------

         This Lease Agreement shall not be recorded in the public records without Lessor's prior written consent.

         30.      LAW AND VENUE:
                  --------------

         This Lease Agreement shall be enforced in accordance with the laws of the State of Florida. The agreed upon venue is Jacksonville, Duval County, Florida.

         31.      RELOCATION OF PREMISES:
                  -----------------------

         If the space described herein contains less than 2,000 square feet, Lessor reserves the right on sixty (60) days notice to move the Lessee to other similarly improved space in the Project under the terms of this Lease except the Base Rent will be adjusted for the variation in the square footage of the new Leased Premises. Lessor agrees to make reasonable efforts to accommodate Lessee's requests regarding the location and size of relocated premises. If Lessor and Lessee do not agree in writing within ten (10) days of Lessor's notice upon the term and conditions of the relocation, then this Lease Agreement shall become null and void and no further effect, sixty (60) days from the date of the Lessor's notice. Lessor agrees to pay or credit expenses not exceeding the amount if the Lessee's base rent for two (2) months for moving Lessee to the new space agreed upon, subject to adjustment by Lessee's authentication of Lessee's actual relocation expenses.

         32.      RULES AND REGULATIONS:
                  ----------------------

         The Rules and Regulations pertaining to the Project attached hereto as Exhibit "D", and all Rules and Regulations which Lessor may hereafter from time to time adopt and promulgate for the management of the Property, are hereby made a part of this Lease Agreement and shall, during the term of this Agreement be in all respects observed and performed by Lessee and Lessee's employees, servants, agents, invitees and guests. Lessee agrees to abide by, uphold and fully comply with the rules and regulations as shown on Exhibit "D" and with such reasonable modifications thereof and additions thereto as Lessor may make. Insofar as the attached Standard Rules and Regulations conflict with any of the terms and provisions of this Lease Agreement, the terms and provisions of this Lease shall control. Lessee further agrees that Lessor shall have the right to waive any or all such rules in the case of any one or more tenants in the Property without affecting Lessee's obligations under this Lease and the Rules and Regulations and that Lessor shall not be responsible to Lessee for the failure of any other tenant to comply with the Rules and Regulations,

         33.      SPECIAL CONDITIONS:
                  -------------------

         If Lessor cannot deliver possession of the premises at commencement of the term hereof, rent shall abate for the period between commencement of the term and the time when Lessor can deliver possession but the term shall not be extended by reason of such delay. If the Lessor does not deliver possession of the premises within one hundred twenty (120) days after the commencement of the term hereof, this Lease may be terminated upon Lessee's giving written notice within five (5) days following the expiration of said one hundred twenty (120) day period but Lessor shall not be liable to Lessee for damages or otherwise.

         34.      SEE ADDENDUM:
                  -------------

         35.      AGENCY DISCLOSURE:
                  ------------------

         Investec Services, Inc., as agents for the Lessor will be paid by the Lessor a fee for the professional services rendered. Because of this fiduciary relationship, Investec Services, Inc. represents the Lessor, but also has the legal and ethical duty to treat the Buyer with honesty, integrity and fairness. The undersigned Lessee acknowledges that this disclosure was made prior to the execution of any contract or lease for real property in question.

         36.      RADON GAS:
                  ----------

         RADON is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time, Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

         IN WITNESS WHEREOF, Lessee and Lessor have caused this Lease to be duly executed as of the date of this Lease, by their respective officers or parties thereunto duly authorized.

Signed, sealed and delivered                   "LESSEE"
in the presence of                             UNIVERSAL BEVERAGES, INC.

Marsha M. Flaige                               By: /s/ Cydelle Mendius
----------------                               -----------------------
                                                       Cydelle Mendius
Judith Pritchard                               Date:   May 25, 1999
----------------                               -----------------------


                                               "LESSOR"
                                               TREETOPS OF JACKSONVILLE, L.C,

___________________________________            By: /s/ James F. Morgan
                                                   -----------------------
                                                       James F. Morgan
___________________________________                    Vice President/Secretary



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